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                                                                    Exhibit 23.1

Consent of Independent Public Accountants


As independent public accountants, we hereby consent to the incorporation by reference of our report dated February 3, 2000 included in or incorporated by reference into ChiRex Inc.'s Annual Report on Form 10-K for the year ended December 31, 1999, into ChiRex Inc.'s previously filed Registration Statement No. 33-80831 on Form S-1, and Registration Statement No. 333-22401 on Form S-1.




Boston, Massachusetts
March 8, 2000